UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 21, 2023
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ALICO, INC.
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(Exact name of registrant as specified in its charter)
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Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10070 Daniels Interstate Court, Suite 200, Fort Myers, FL 33913
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(Address of principal executive offices)(Zip Code)
239-226-2000
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(Registrant’s telephone number, including area code)
Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALCO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on September 18, 2023, Alico, Inc. (the “Company”) entered into an Option Agreement for Sale and Purchase (the “Option Agreement”) with the Board of Trustees of the Internal Improvement Trust Fund of the State of Florida, for the sale of 17,229 acres of the Alico Ranch (the “Sale”). On September 21, 2023 (the “Approval Date”), Florida Governor Ron DeSantis and the Florida Cabinet approved the purchase of this land from the Company, under the Florida Forever Program.

On December 21, 2023, the Sale was consummated and the Company received gross proceeds of $77,630,500. The Company used the proceeds from the Sale to repay its Working Capital Line of Credit of $43.3 million and retire $19.1 million of Variable Rate Term Debt and will retain the balance of the proceeds for general corporate purposes.

The foregoing description of the Option Agreement does not purport to be complete and are subject to and qualified in their entirety by reference to the Option Agreement. A copy of the Option Agreement is attached as Exhibit 10.55 to the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, and is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2023	ALICO, INC.

	By:	/s/ Bradley Heine

Bradley Heine
Chief Financial Officer